Exhibit 10.1
SIXTH AMENDMENT TO AMENDED AND RESTATED
CREDIT AGREEMENT
     THIS SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of April 25, 2011, is by and among Concho Resources Inc., a Delaware corporation (the “Borrower”), the Lenders party hereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”). Unless the context otherwise requires or unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below).
WITNESSETH:
     WHEREAS, the Borrower, the Administrative Agent and the Lenders entered into that certain Amended and Restated Credit Agreement dated as of July 31, 2008 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and
     WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders (a) amend the Credit Agreement in certain respects and (b) agree to increase the Borrowing Base.
     NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrower, the Administrative Agent and the Lenders, hereby agree as follows:
SECTION 1. Amendments to Credit Agreement. Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 4, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended in the manner provided in this Section 1.
     1.1 Additional Definitions. Section 1.01 of the Credit Agreement shall be and it hereby is amended by inserting the following definitions in the appropriate alphabetical order:
     “Acquisition” means, the acquisition by the Borrower or any Restricted Subsidiary, whether by purchase, merger (and, in the case of a merger with any such Person, with such Person being the surviving corporation) or otherwise, of all or substantially all of the Equity Interests of, or all or substantially all of the business, property or fixed assets of or business line or unit or a division of, any other Person or the acquisition by the Borrower or any Restricted Subsidiary of property or assets; and “Acquired” shall have the correlative meaning.
     “OFAC” means The Office of Foreign Assets Control of the United States Department of the Treasury or any successor thereto.
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     “Qualified Acquisition” means an Acquisition or a series of related Acquisitions in which the consideration paid by the Loan Parties is equal to or greater than $25,000,000.
     “Qualified Disposition” means a Disposition or a series of related Dispositions in which the consideration received by the Loan Parties is equal to or greater than $25,000,000.
     “Sanctioned Entity” means (a) a country or government of a country; (b) an agency of the government of a country; (c) an organization directly or indirectly controlled by a country or its government; or (d) a Person resident in or determined to be a resident in a country, in each case, that is subject to a country sanctions program administered and enforced by OFAC.
     “Sanctioned Person” means a person named on the list of Specially Designated Nationals maintained by OFAC.
     “Sixth Amendment Effective Date” means April 25, 2011.
     1.2 Amended Definitions. The following definitions set forth in Section 1.01 of the Credit Agreement shall be and hereby are amended and restated as follows:
     “Applicable Rate” means, for any day, with respect to any ABR Loan or Eurodollar Loan, or with respect to the Unused Commitment Fees, as the case may be, the applicable rate per annum set forth below under the caption “ABR Spread” , “Eurodollar Spread” or “Unused Commitment Fee”, as the case may be, based upon the Borrowing Base Usage as set forth below:

Borrowing	Eurodollar
Base Usage	Spread	ABR Spread	Unused Commitment Fee
≥ 90%	2.50%	1.50%	0.50%
≥ 75% and < 90%	2.25%	1.25%	0.50%
≥ 50% and < 75%	2.00%	1.00%	0.50%
≥ 25% and < 50%	1.75%	0.75%	0.375%
< 25%	1.50%	0.50%	0.375%
Each change in the Applicable Rate shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next change.
     “Borrowing Base” means, at any time, an amount equal to the amount determined pursuant to Section 3.01, as the same may be redetermined, adjusted or reduced from time to time pursuant to Section 3.02, 3.03, 3.05 or as otherwise
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adjusted or reduced, pursuant to Section 7.05(c).
     “Change in Law” means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender or the L/C Issuer (or, for purposes of Section 10.09, by any lending office of such Lender or by such Lender’s or the L/C Issuer’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement; provided that, with respect to all rules, guidelines or directives enacted, adopted or issued under or in connection with the Dodd-Frank Wall Street Reform and Consumer Protection Act, such rules, guidelines or directives shall in each case be deemed to be a “Change in Law” as of the date such rule, guideline or directive was enacted, adopted or issued.
     “Consolidated EBITDAX” means, for any period, for the Borrower and its Restricted Subsidiaries on a consolidated basis, an amount equal to Consolidated Net Income for such period plus (a) the following to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Charges for such period, (ii) the provision for Federal, state, and local income and franchise taxes payable by the Borrower and its Restricted Subsidiaries for such period, (iii) depletion, depreciation, amortization and exploration expense and (iv) all other non-cash items reducing such Consolidated Net Income and minus (b) the following to the extent included in calculating such Consolidated Net Income: (i) Federal, state and local income tax credits of the Borrower and its Restricted Subsidiaries for such period and (ii) all other non-cash items increasing Consolidated Net Income for such period; provided that, with respect to the determination of the Borrower’s compliance with the Consolidated Leverage Ratio set forth in Section 7.11(a) for any period, Consolidated EBITDAX shall be adjusted to give effect, on a pro forma basis, to any Qualified Acquisition or Qualified Disposition made during such period, as if such Acquisition or Disposition had occurred on the first day of such period.
     “Maturity Date” means April 25, 2016.
     1.3 Increases in the Maximum Facility Amount. The first sentence of Section 2.20 of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:
     If (a) no Default or Event of Default exists as of the date of such increase or would be caused by such increase and (b) the Borrower shall concurrently pay any additional upfront fee required as a result of such increase, the Borrower may, at any time and from time to time, increase the Maximum Facility Amount to an amount not to exceed $2,500,000,000 by providing written notice of such increase to the Administrative Agent.
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     1.4 Scheduled Redeterminations of the Borrowing Base. The second sentence of Section 3.02 of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:
Any Borrowing Base or Conforming Borrowing Base which becomes effective as a result of any Redetermination shall be subject to the following restrictions: (a) such Conforming Borrowing Base shall not exceed such Borrowing Base, (b) to the extent such Borrowing Base or Conforming Borrowing Base represents an increase in the Borrowing Base or the Conforming Borrowing Base in effect prior to such Redetermination, such Borrowing Base or Conforming Borrowing Base, as the case may be, must be approved by all Lenders, and (c) to the extent such Borrowing Base or Conforming Borrowing Base represents a decrease in the Borrowing Base or Conforming Borrowing Base in effect prior to such Redetermination or a reaffirmation of such prior Borrowing Base or Conforming Borrowing Base, such Borrowing Base or Conforming Borrowing Base must be approved by the Administrative Agent and Required Lenders.
     1.5 Senior Notes Adjustment. Section 3.05 of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:
     3.05 Senior Notes Adjustment. Unless otherwise waived in writing by the Required Lenders, upon the incurrence of any Indebtedness under any Senior Notes permitted under Section 7.03(f) at any time and from time to time on and after May 1, 2012, the Borrowing Base and the Conforming Borrowing Base then in effect shall each be reduced by the lesser of (i) $300 for every $1,000 in stated amount of such Indebtedness as of the date such Indebtedness is incurred and (ii) such other amount, if any, determined by the Required Lenders in their sole discretion prior to issuance of such Senior Notes; provided that no such adjustment shall be required with respect to any Permitted Refinancing of any such Senior Notes. For the avoidance of doubt, the stated amount of such Indebtedness that constitutes Permitted Refinancings of existing Senior Notes shall not be included for purposes of determining the reduction in the Borrowing Base and the Conforming Borrowing Base required by this Section 3.05 and only the stated amount in excess of such Permitted Refinancings shall be included in calculating the adjustment required by this Section 3.05.
     1.6 OFAC. The following shall be and it hereby is added to the Credit Agreement as Section 5.21:
     5.22 OFAC. No Loan Party is in violation of any of the country or list-based economic and trade sanctions administered and enforced by OFAC. No Loan Party (a) is a Sanctioned Person or a Sanctioned Entity, (b) has any of its assets located in Sanctioned Entities; or (c) derives any revenues from investments in, or transactions with, Sanctioned Persons or Sanctioned Entities. The Borrower will not use the proceeds of any extension of credit hereunder to fund any operation in, finance any investments or activities in, or make payments to, a Sanctioned Person or Sanctioned Entity.
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     1.7 Use of Proceeds. The reference to “acquisition” in Section 6.11(f) of the Credit Agreement shall be and it hereby is replaced with “Acquisition”.
     1.8 Additional Guarantors. Each reference in Section 6.12 of the Credit Agreement to (i) “acquired” shall be and it hereby is replaced with “Acquired” and (ii) “Credit Party” shall be and it hereby is replaced with “Loan Party”.
     1.9 Liens. Each reference in Section 7.01 of the Credit Agreement to (i) “acquisition” shall be and it hereby is replaced with “Acquisition” and (ii) “acquired” shall be and it hereby is replaced with “Acquired”.
     1.10 Indebtedness Under Senior Notes. Section 7.03(f) of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:
     (f) subject to any adjustment to the Borrowing Base and Conforming Borrowing Base required under Section 3.05, unsecured Indebtedness of the Borrower evidenced by unsecured senior notes (other than the Marbob Seller Note) or unsecured senior subordinated notes and Guarantees thereof in an aggregate principal amount not to exceed $1,900,000,000 at any time outstanding (“Senior Notes”) and any Permitted Refinancing of any Indebtedness incurred under this clause (f); provided that (i) at the time of and immediately after giving effect to each issuance of such Senior Notes or any Permitted Refinancing thereof, no Default shall have occurred and be continuing, (ii) the final stated maturity date of such Senior Notes is not earlier than the first anniversary after the Maturity Date (as in effect on the date of issuance of such Senior Notes), (iii) the non-default stated interest rate of such Senior Notes shall be consistent with market terms for issuers of similar size and credit quality at the time of issuance, (iv) no scheduled principal amortization is required under such Senior Notes prior to the stated maturity of such Senior Notes and (v) such Senior Notes are evidenced by an indenture and related documents containing terms and conditions, covenants and events of default that are customary for similar notes and that are, in each case, reasonably satisfactory to the Administrative Agent; and
     1.11 Swap Contracts. Section 7.12(a) of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:
     (a) Swap Contracts entered into with the purpose and effect of mitigating risk with respect to prices of natural gas (including natural gas liquids) and/or crude oil of the Borrower and its Restricted Subsidiaries (including Swap Contracts entered into to unwind or offset other permitted Swap Contracts); provided that at all times, on a net basis, (i) the aggregate notional volume for each of natural gas (including natural gas liquids) and crude oil, calculated separately, covered by market sensitive Swap Contracts for any month in each of the first and second years of the forthcoming five year period (other than Excluded Hedges) shall not exceed 100% of the estimated natural gas
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(including natural gas liquids) and crude oil production, calculated separately, from the proven producing reserves of the Borrower and its Restricted Subsidiaries for each such month in such forthcoming period, it being understood that crude oil hedges may be used as a substitute for hedging natural gas liquids so long as such crude oil hedges are identified and consistently reported as such, (ii) the aggregate notional volume for each of natural gas (including natural gas liquids) and crude oil, calculated separately, covered by market sensitive Swap Contracts for any month in each of the third, fourth and fifth years of the forthcoming five year period (other than Excluded Hedges) shall not exceed 85% of the estimated natural gas (including natural gas liquids) and crude oil production from the proven producing reserves of the Borrower and its Restricted Subsidiaries for each such month in such forthcoming period, it being understood that crude oil hedges may be used as a substitute for hedging natural gas liquids so long as such crude oil hedges are identified and consistently reported as such; and (iii) notwithstanding the limitations set forth in clauses (i) and (ii) above, in contemplation of an Acquisition, additional market sensitive Swap Contracts such that the aggregate notional volumes for each of natural gas (including natural gas liquids) and crude oil, calculated separately, for each month in the applicable period covered by market sensitive Swap Contracts do not exceed the lesser of (I) 150% of the notional volumes otherwise permitted in such clauses (i) and (ii) and (II) the notional volumes which would otherwise be permitted in such clauses (i) and (ii) after giving pro forma effect to the estimated increase in proven producing reserves to be acquired in such Acquisition; provided such additional Swap Contracts are entered into (A) after the execution of a definitive agreement with respect to a proposed Acquisition, but in any event no earlier than 90 days prior to the proposed closing date of such Acquisition and (B) in the event such agreement is terminated or such Acquisition is otherwise not consummated within 90 days after such initial additional market sensitive Swap Contracts have been entered into (or such longer period as may be reasonably acceptable to the Administrative Agent in the event the proposed closing of such Acquisition has been delayed beyond what the Borrower originally expected), then within 15 days after such termination or the end of such 90 day (or longer) period, as applicable, the Borrower shall and shall cause the Restricted Subsidiaries to novate, unwind or otherwise dispose of market sensitive Swap Contracts to the extent necessary to be in compliance with the limitations set forth in the immediately preceding clauses (i) and (ii); provided further, that at the time any Swap Contract is entered into by the Borrower or any Restricted Subsidiary the counterparty to such Swap Contract is an Approved Counterparty; and
     1.12 Reaffirmation. The reference to “Credit Party’s” in Section 10.18 of the Credit Agreement shall be and it hereby is replaced with “Loan Party’s”.
     1.13 Flood Insurance Regulation. The following shall be and it hereby is added to the Credit Agreement as Section 10.21:
     10.21 Flood Insurance Regulation. Notwithstanding any provision in any Mortgage to the contrary, in no event shall any Building (as defined in the
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applicable Flood Insurance Regulation) or Manufactured (Mobile) Home (as defined in the applicable Flood Insurance Regulation) located on the Mortgaged Properties (as defined in the applicable Mortgage) within an area having special flood hazards and in which flood insurance is available under the National Flood Insurance Act of 1968 be included in the definition of “Mortgaged Properties” and no such Building or Manufactured (Mobile) Home shall be encumbered by any Mortgage. As used herein, “Flood Insurance Regulations” shall mean (i) the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (ii) the Flood Disaster Protection Act of 1973 as now or hereafter in effect or any successor statue thereto, (iii) the National Flood Insurance Reform Act of 1994 (amending 42 USC 4001, et seq.), as the same may be amended or recodified from time to time, and (iv) the Flood Insurance Reform Act of 2004 and any regulations promulgated thereunder.
     1.14 Co-Documentation Agents. From and after the date this Amendment becomes effective, each reference in the Credit Agreement, the exhibits thereto and any other Loan Document to “Co-Documentation Agents” shall be deemed to be a reference, collectively, to Credit Agricole Corporate & Investment Bank, ING Capital LLC, BNP Paribas and Wells Fargo Bank, N.A.
     1.15 Schedule 3 to Compliance Certificate. Schedule 3 attached to the Form of Compliance Certificate attached to the Credit Agreement as Exhibit B shall be and it hereby is replaced with Schedule 3 attached to this Amendment.
SECTION 2. Redetermined Borrowing Base. This Amendment shall constitute notice of the Redetermination of the Borrowing Base pursuant to Section 3.03 of the Credit Agreement (provided that the Borrower and the Lenders shall each retain the number of Special Redeterminations specified in Section 3.03 after giving effect to this Section 2), and the Administrative Agent, the Lenders and the Borrower hereby acknowledge that as of the date hereof, the Borrowing Base is $2,500,000,000, until the next Redetermination of the Borrowing Base. Notwithstanding anything to the contrary herein or in the Credit Agreement, no Scheduled Redetermination of the Borrowing Base will be made prior to the Scheduled Redetermination to be made based on the Interim Engineering Report and other information and reports required to be delivered no later than October 1, 2011 pursuant to Section 3.01 of the Credit Agreement.
SECTION 3. Reallocation of Commitments and Loans. The Lenders have agreed among themselves to reallocate their respective Commitments on the date this Amendment becomes effective and, after giving effect to such reallocation, the Commitment and Applicable Percentage of each Lender shall be as set forth on Schedule 2.01 attached to this Amendment. With respect to such reallocation, each Lender shall fund its portion of the Revolving Loans, as determined by the Administrative Agent, to the Administrative Agent such that, after giving effect thereto, the principal amount of each Lender’s outstanding Revolving Loans shall be and be deemed to be equal to its Applicable Percentage of the aggregate outstanding principal amount of all Revolving Loans. The Administrative Agent hereby waives the $3,500 processing and recordation fee set forth in Section 10.06(b)(iv) of the Credit Agreement with respect to the assignments and reallocations contemplated by this Section 3. To the extent requested by any Lender, and in accordance with Section 2.16 of the Credit Agreement, the Borrower shall pay to
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such Lender, within the time period prescribed by Section 2.16 of the Credit Agreement, any amounts required to be paid by the Borrower under Section 2.16 of the Credit Agreement in the event the payment of any principal of any Eurodollar Loan or the conversion of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto is required in connection with the reallocation contemplated by this Section 3.
SECTION 4. Conditions. The amendments to the Credit Agreement set forth in Section 1 of this Amendment, the redetermination of the Borrowing Base set forth in Section 2 of this Amendment and the reallocations and assignments contained in Section 3 of this Amendment shall be effective upon the satisfaction of each of the conditions set forth in this Section 4.
     4.1 Execution and Delivery. Each Loan Party and the Lenders shall have executed and delivered this Amendment and any other documents requested by the Administrative Agent prior to the date hereof, all in form and substance satisfactory to the Administrative Agent.
     4.2 No Default. No Default shall have occurred and be continuing.
     4.3 Other Documents. The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as the Administrative Agent or its special counsel may reasonably request prior to the date hereof, and all such documents shall be in form and substance satisfactory to the Administrative Agent.
SECTION 5. Representations and Warranties of the Borrower. To induce the Required Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Required Lenders as follows:
     5.1 Reaffirmation of Representations and Warranties/Further Assurances. After giving effect to the amendments contained herein, each representation and warranty of the Borrower or any Guarantor contained in the Credit Agreement or in any other Loan Document is true and correct in all material respects on the date of this Amendment (except to the extent such representations and warranties relate solely to an earlier date).
     5.2 Corporate Authority; No Conflicts. The execution, delivery and performance by the Borrower and each Guarantor (to the extent a party hereto or thereto) of this Amendment and all documents, instruments and agreements contemplated herein are within the Borrower’s or such Guarantor’s corporate or other organizational powers, have been duly authorized by necessary action, require no approval, consent or action by or in respect of, or filing with, any court or agency of government.
     5.3 Enforceability. This Amendment constitutes the valid and binding obligation of the Borrower enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.
     5.4 No Default. As of the date of this Amendment, no Default has occurred and is continuing.
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SECTION 6. Miscellaneous.
     6.1 Reaffirmation of Loan Documents and Liens. Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect. The Borrower hereby agrees that the amendments and modifications herein contained shall not impair its liabilities, duties and obligations under the Credit Agreement and the other Loan Documents to which it is a party or, except as expressly provided herein, the Liens granted by it securing the payment and performance thereof. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender, the L/C Issuer or the Administrative Agent under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents. Upon and after the execution of this Amendment by each of the parties hereto, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby. This Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.
     6.2 Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
     6.3 Legal Expenses. The Borrower hereby agrees to pay all reasonable fees and expenses of special counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.
     6.4 Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. However, this Amendment shall bind no party until the Borrower, the Required Lenders, and the Administrative Agent have executed a counterpart. Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.
     6.5 Complete Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
     6.6 Headings. The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.
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     6.7 Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of Texas.
[Signature pages follow]
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     IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to Amended and Restated Credit Agreement to be duly executed as of the date first above written.

BORROWER: CONCHO RESOURCES INC., a Delaware corporation
By:	/s/ Darin G. Holderness
Name:	Darin G. Holderness
Title:	Senior Vice President, Chief Financial Officer and Treasurer

Sixth Amendment to Amended and Restated Credit Agreement
Signature Page

JPMORGAN CHASE BANK, N.A., as Administrative Agent
By:	/s/ Mark E. Olson
Mark E. Olson
Authorized Officer

JPMORGAN CHASE BANK, N.A., as a Lender, L/C Issuer and Swing Line Lender
By:	/s/ Mark E. Olson
Mark E. Olson
Authorized Officer

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Signature Page

BANK OF AMERICA, N.A., as Syndication Agent and a Lender
By:	/s/ Jeffrey H. Rathkamp
Name:	Jeffrey H. Rathkamp
Title:	Managing Director

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BNP PARIBAS, as a Co-Documentation Agent and a Lender
By:	/s/ Edward Pak
Name:	Edward Pak
Title:	Director

By:	/s/ Rick Hawthorne
Name:	Rick Hawthorne
Title:	Director

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CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, f/k/a CALYON (NEW YORK BRANCH), as a Co-Documentation Agent and a Lender
By:	/s/ Tom Byargeon
Name:	Tom Byargeon
Title:	Managing Director

By:	/s/ Sharada Manne
Name:	Sharada Manne
Title:	Director

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ING CAPITAL LLC, as a Co-Documentation Agent and a Lender
By:	/s/ Charles Hall
Name:	Charles Hall
Title:	Managing Director

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SCOTIABANC INC., as a Lender
By:	/s/ J.F. Todd
Name:	J.F. Todd
Title:	Managing Director

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UNION BANK, N.A., as a Lender
By:	/s/ Alison White
Name:	Alison White
Title:	Vice President

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BANK OF SCOTLAND plc, as a Lender
By:	/s/ Julia R. Franklin
Name:	Julia R. Franklin
Title:	Assistant Vice President

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COMPASS BANK, as a Lender
By:	/s/ Kathleen J. Bowen
Name:	Kathleen J. Bowen
Title:	Senior Vice President

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KEY BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ David Morris
Name:	David Morris
Title:	Vice President

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U.S. BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Bruce E. Hernandez
Name:	Bruce E. Hernandez
Title:	Vice President

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WELLS FARGO BANK, N.A., as a Co-Documentation Agent and a Lender
By:	/s/ Thomas E. Stelmar, Jr.
Name:	Thomas E. Stelmar, Jr.
Title:	Vice President

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SUMITOMO MITSUI BANKING CORPORATION, as a Lender
By:	/s/ Masakazu Hasegawa
Name:	Masakazu Hasgawa
Title:	General Manager

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NATIXIS (formerly Natexis Banques Populaires), as a Lender
By:	/s/ Liana Tchernysheva
Name:	Liana Tchernysheva
Title:	Managing Director

By:	/s/ Louis P. Laville, III
Name:	Louis P. Laville, III
Title:	Managing Director

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SUNTRUST BANK, as a Lender
By:	/s/ Gregory C. Magnuson
Name:	Gregory C. Magnuson
Title:	Vice President

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STERLING BANK, as a Lender
By:	/s/ Allen D. Brown
Name:	Allen D. Brown
Title:	EVP

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BANK OF TEXAS, N.A., as a Lender
By:	/s/ Matt Chase
Name:	Matt Chase
Title:	Vice President

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CITIBANK, N.A. (formerly Citibank Texas, N.A.), as a Lender
By:	/s/ Angela McCracken
Name:	Angela McCracken
Title:	Vice President

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DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender
By:	/s/ Marguerite Sutton
Name:	Marguerite Sutton
Title:	Director

By:	/s/ Erin Morrissey
Name:	Erin Morrissey
Title:	Director

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THE FROST NATIONAL BANK, as a Lender
By:	/s/ Alex Zemkoski
Name:	Alex Zemkoski
Title:	Vice President

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BANK OF MONTREAL, as a Lender
By:	/s/ Gumaro Tijerina
Name:	Gumaro Tijerina
Title:	Director

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BARCLAYS BANK PLC, as a Lender
By:	/s/ Vanessa A. Kurbatskiy
Name:	Vanessa A. Kurbatskiy
Title:	Vice President

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THE ROYAL BANK OF SCOTLAND plc, as a Lender
By:	/s/ Brian Williams
Name:	Brian Williams
Title:	Authorized Signatory

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UBS LOAN FINANCE LLC, as a Lender
By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director

By:	/s/ April Varner-Nanton
Name:	April Varner-Nanton
Title:	Director

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CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Wesley Fontana
Name:	Wesley Fontana
Title:	Vice President

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CIBC, INC., as a Lender
By:	/s/ Trudy Nelson
Name:	Trudy Nelson
Title:	Authorized Signatory

By:	/s/ Richard Antl
Name:	Richard Antl
Title:	Authorized Signatory

Sixth Amendment to Amended and Restated Credit Agreement
Signature Page

COMERICA BANK, as a Lender
By:	/s/ James A. Morgan
Name:	James A. Morgan
Title:	Vice President

Sixth Amendment to Amended and Restated Credit Agreement
Signature Page

GOLDMAN SACHS BANK USA, as a Lender
By:	/s/ Mark Walton
Name:	Mark Walton
Title:	Authorized Signatory

Sixth Amendment to Amended and Restated Credit Agreement
Signature Page

REGIONS BANK, as a Lender
By:	/s/ Kelly L. Elmore III
Name:	Kelly L. Elmore III
Title:	Senior Vice President

Sixth Amendment to Amended and Restated Credit Agreement
Signature Page

ROYAL BANK OF CANADA, as a Lender
By:	/s/ Don J. McKinnerney
Name:	Don J. McKinnerney
Title:	Authorized Signatory

Sixth Amendment to Amended and Restated Credit Agreement
Signature Page

SOCIETE GENERALE, as a Lender
By:	/s/ Scott Mackey
Name:	Scott Mackey
Title:	Director

Sixth Amendment to Amended and Restated Credit Agreement
Signature Page

AMEGY BANK, N.A., as a Lender
By:	/s/ David T. Helffrich, III
Name:	David T. Helffrich, III
Title:	Assistant Vice President

Sixth Amendment to Amended and Restated Credit Agreement
Signature Page

CREDIT SUISSE AG, CAYMAN ISLANDS as a Lender
By:	/s/ Mikhail Faybusovich
Name:	Mikhail Faybusovich
Title:	Director

By:	/s/ Vipul Dhadda
Name:	Vipul Dadda
Title:	Associate

Sixth Amendment to Amended and Restated Credit Agreement
Signature Page

CONSENT AND REAFFIRMATION
     The undersigned (each a “Guarantor”) hereby (i) acknowledges receipt of a copy of the foregoing Sixth Amendment to Amended and Restated Credit Agreement (the “Sixth Amendment”); (ii) consents to the Borrower’s execution and delivery thereof; (iii) agrees to be bound thereby; (iv) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the obligations of the Borrower to Lenders pursuant to the terms of its Guaranty in favor of Agent and the Lenders (the “Guaranty”) or the Liens granted by it securing payment and performance thereunder and (v) reaffirms that the Guaranty and such Liens are and shall continue to remain in full force and effect. Although each Guarantor has been informed of the matters set forth herein and has acknowledged and agreed to same, each Guarantor understands that the Lenders have no obligation to inform any Guarantor of such matters in the future or to seek any Guarantor’s acknowledgment or agreement to future amendments or waivers for its Guaranty to remain in full force and effect, and nothing herein shall create such duty or obligation.
     IN WITNESS WHEREOF, the undersigned has executed this Consent and Reaffirmation on and as of the date of this Sixth Amendment.

GUARANTORS: COG OPERATING LLC, a Delaware limited liability company
By:	/s/ Darin G. Holderness
Name:	Darin G. Holderness
Title:	Senior Vice President, Chief Financial Officer and Treasurer

COG REALTY LLC, a Texas limited liability company
By:	/s/ Darin G. Holderness
Name:	Darin G. Holderness
Title:	Senior Vice President, Chief Financial Officer and Treasurer

Sixth Amendment to Amended and Restated Credit Agreement
Consent and Reaffirmation

CONCHO ENERGY SERVICES LLC, a Texas limited liability company
By:	/s/ Darin G. Holderness
Name:	Darin G. Holderness
Title:	Senior Vice President, Chief Financial Officer and Treasurer

QUAIL RANCH LLC, a Texas limited liability company
By:	/s/ Darin G. Holderness
Name:	Darin G. Holderness
Title:	Senior Vice President, Chief Financial Officer and Treasurer

COG HOLDINGS LLC, a Texas limited liability company
By:	/s/ Darin G. Holderness
Name:	Darin G. Holderness
Title:	Senior Vice President - Chief Financial Officer and Treasurer

CONCHO OIL & GAS LLC, a Texas limited liability company
By:	/s/ Darin G. Holderness
Name:	Darin G. Holderness
Title:	Senior Vice President - Chief Financial Officer and Treasurer

COG EXCHANGE PROPERTIES LLC, a Texas limited liability company
By:	/s/ Darin G. Holderness
Name:	Darin G. Holderness
Title:	Senior Vice President - Chief Financial Officer and Treasurer

Sixth Amendment to Amended and Restated Credit Agreement
Consent and Reaffirmation

SCHEDULE 2.01
COMMITMENTS
AND APPLICABLE PERCENTAGES

Lender	Commitment[1]	Applicable Percentage
JPMorgan Chase Bank, N.A.	$123,500,000	6.1750000%
Bank of America, N.A.	$123,500,000	6.1750000%
BNP Paribas	$118,250,000	5.9125000%
Credit Agricole Corporate and Investment Bank, f/k/a Calyon (New York Branch)	$118,250,000	5.9125000%
ING Capital LLC	$118,250,000	5.9125000%
Wells Fargo Bank	$118,250,000	5.9125000%
Scotiabanc Inc.	$75,000,000	3.7500000%
Union Bank, N.A.	$75,000,000	3.7500000%
Bank of Scotland	$75,000,000	3.7500000%
U.S. Bank National Association	$75,000,000	3.7500000%
Sumitomo Mitsui Banking Corporation	$75,000,000	3.7500000%
Natixis	$75,000,000	3.7500000%
Compass Bank	$75,000,000	3.7500000%
Key Bank National Association	$60,000,000	3.0000000%
Suntrust Bank	$60,000,000	3.0000000%
Deutsche Bank Trust Company Americas	$60,000,000	3.0000000%
Bank of Montreal	$52,000,000	2.6000000%
Barclays Bank PLC	$52,000,000	2.6000000%
The Royal Bank of Scotland plc	$52,000,000	2.6000000%
UBS Loan Finance LLC	$52,000,000	2.6000000%
Capital One, N.A.	$43,500,000	2.1750000%
CIBC Inc.	$43,500,000	2.1750000%
Citibank, N.A.	$35,000,000	1.7500000%
The Frost National Bank	$35,000,000	1.7500000%
Sterling Bank	$35,000,000	1.7500000%
Bank of Texas, N.A.	$30,000,000	1.5000000%
Comerica Bank	$25,000,000	1.2500000%
Goldman Sachs Bank USA	$25,000,000	1.2500000%
Regions Bank	$25,000,000	1.2500000%
Royal Bank of Canada	$25,000,000	1.2500000%
Societe Generale	$25,000,000	1.2500000%
Amegy Bank, N.A.	$10,000,000	0.5000000%
Credit Suisse AG	$10,000,000	0.5000000%

Total	$2,000,000,000	100.0000000%

1	As of the Sixth Amendment Effective Date, and subject to adjustment as a result of changes in the Borrowing Base and the Maximum Facility Amount.
Sixth Amendment to Amended and Restated Credit Agreement

SCHEDULE 3
For the Quarter/Year ended __________________(“Statement Date”)
SCHEDULE 3
to the Compliance Certificate
($ in 000’s)
Consolidated EBITDAX1

Twelve
Consolidated	Quarter	Quarter	Quarter	Quarter	Months
EBITDAX	Ended	Ended	Ended	Ended	Ended
Consolidated Net Income
+ Consolidated Interest Charges
+ income and franchise taxes
+ depletion expense
+ depreciation expense
+ amortization expense
+ exploration expense
+ non-cash expenses
- income tax credits
- non-cash income
= Consolidated EBITDAX

1	Calculated in accordance with the definition of Consolidated EBITDAX as set forth in the Agreement, including any adjustments necessary to give effect, on a pro forma basis, to any Qualified Acquisition or Qualified Disposition made during such period, as if such Acquisition or Disposition had occurred on the first day of such period.
Sixth Amendment to Amended and Restated Credit Agreement